UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2026

John Hancock Comvest Private Income Fund
(Exact name of Registrant as specified in its Charter)

DELAWARE	814-01669	93-4109571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 S. Rosemary Avenue, Suite 1700 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (561) 727-2001
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01. Other Events.
March 2026 Dividends
On March 30, 2026, John Hancock Comvest Private Income Fund (the “Fund”) declared dividends for each class of its common shares of beneficial interest (the “Shares”) in the amounts per share set forth below:

	Gross Dividend		Shareholder Servicing and/or Distribution Fee	Net Dividend		Annualized Distribution Yield*
Class I Common Shares		$0.2113	$—		$0.2113	10.08%
Class S Common Shares	$	N/A	$—	$	N/A	N/A
Class D Common Shares	$	N/A	$—	$	N/A	N/A
Class F Common Shares	$	N/A	$—	$	N/A	N/A

*
Annualized distribution yield is calculated by multiplying the sum of the month’s stated distribution per share by twelve and dividing the result by the prior month’s net asset value (“NAV”) per share.

The dividends for each class of Shares are payable to shareholders of record as of March 30, 2026, and will be paid on or about April 22, 2026.
These dividends will be paid in cash or reinvested in additional Shares for shareholders participating in the Fund’s dividend reinvestment plan.
Net Asset Value
The NAV per share of each class of the Fund as of February 28, 2026, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV per share as of February 28, 2026
Class I Common Shares	$25.16
Class S Common Shares	—
Class D Common Shares	—
Class F Common Shares	—
As of February 28, 2026, the Fund’s aggregate NAV was $468,852,119, the fair value of its investment portfolio was $907,823,576 and it had principal debt outstanding of $477,304,814, resulting in a debt-to-equity
ratio of approximately 1.02 times.
Status of Offering
The Fund is currently publicly offering on a continuous basis up to $2.0 billion in Shares (the “Offering”). The following table lists the Shares issued and total consideration for the Offering as of the date of this filing (through the March 1, 2026, subscription date). The Fund intends to continue selling Shares in the Offering on a monthly basis.

	Common Shares Issued*	Total Consideration
Offering:
Class I Common Shares*	18,631,558	$470,247,435

Total Offering	18,631,558	$470,247,435

*	As of March 1, 2026, no Class S, Class D and Class F shares were outstanding.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Hancock Comvest Private Income Fund

Date: April 1, 2026	By:	/s/ Michael Altschuler
	Name:	Michael Altschuler
	Title:	Vice President

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